SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                            FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 12, 1998


                     TOTAL CONTAINMENT, INC.
     (Exact name of registrant as specified in its charter)


        Pennsylvania                0-23454           23-2394872
(State or other jurisdiction      (Commission       (IRS Employer
      of incorporation)           File Number)       Ident. No.)


422 Business Center, A130 North Dr., Oaks, PA            19456
   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (610) 666-7777


                              N/A

 (Former name or former address, if changed since last report.)

Item 4.   Change's in Registrant's Certifying Accountant.

          The following information is set forth in accordance with the relevant provisions of Item 304(a)(2) of Regulation S-K:

          On January 12, 1998, Total Containment, Inc. (the "Company") engaged Grant Thornton LLP ("Grant Thornton") as the Company's principal accountant to audit the Company's financial statements. The Company did not consult with Grant Thornton regarding any accounting matter during the two most recent fiscal years or any subsequent interim period prior to engaging
Grant Thornton.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements:  NONE

     (b)  Exhibits: NONE

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              TOTAL CONTAINMENT, INC.


Dated:  January 15, 1998      /s/ Pierre Desjardins
                              Pierre Desjardins
                              President and Chief Executive
                              Officer